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                                TEREX CORPORATION

                                  $300,000,000

                   10-3/8% Senior Subordinated Notes due 2011

                        ---------------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of October 1, 2001

                        --------------------------------

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                                     Trustee



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
                          FIRST SUPPLEMENTAL INDENTURE


          FIRST SUPPLEMENTAL INDENTURE, dated as of October 1, 2001, between TEREX CORPORATION, a Delaware corporation (the "Company"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation, as trustee (the "Trustee").

          WHEREAS, the Company, and Terex Cranes, Inc., Koehring Cranes, Inc., PPM Cranes, Inc., Payhauler Corp., Terex-Telelect Inc., Terex Aerials, Inc., Terex-Ro Corporation, Terex Mining Equipment, Inc. and The American Crane Corporation, as guarantors (collectively, the "Original Guarantors"), and the Trustee are parties to an Indenture, dated as of March 29, 2001, as amended by First Supplemental Indenture dated as of October 1, 2001 (said Indenture, as it may heretofore or hereafter from time to time be amended, the "Indenture") providing for the issuance of the Company's 10-3/8% Senior Subordinated Notes due 2011 (the "Notes");

          WHEREAS, the Company has acquired all of the outstanding capital stock of CMI Corporation ("CMI");

          WHEREAS, pursuant to the terms of the Indenture, CMI has become a Restricted Subsidiary organized under the laws of the United States and, as such, the Company is required to cause CMI to execute and deliver a supplemental indenture and the Subsidiary Guarantee endorsed on the Notes; and

          WHEREAS, the Company, the Subsidiary Guarantors and the Trustee desire to amend the Indenture to add CMI as a Subsidiary Guarantor under the Indenture.

          NOW, THEREFORE, the Company, the Subsidiary Guarantors, CMI and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes.

                                    ARTICLE 1

                           AMENDMENT TO THE INDENTURE

          Section 1.01. CMI shall hereby become a Subsidiary Guarantor under the Indenture effective as of the date hereof, and as such shall be entitled to all the benefits and be subject to all the obligations, of a Subsidiary Guarantor thereunder. CMI agrees to be bound by all those provisions of the Indenture binding upon a Subsidiary Guarantor.

                                    ARTICLE 2

                                  MISCELLANEOUS

          Section 2.01. The supplement to the Indenture effected hereby shall be binding upon all Holders of the Notes, their transferees and assigns. All Notes issued and outstanding on the date hereof shall be deemed to incorporate by reference or include the supplement to the Indenture effected hereby.

          Section 2.02. All terms used in this First Supplemental Indenture which are defined in the Indenture shall have the meanings specified in the Indenture, unless the context of this First Supplemental Indenture otherwise requires.

          Section 2.03. This First Supplemental Indenture shall become a binding agreement between the parties when counterparts hereof shall have been executed and delivered by each of the parties hereto.

          Section 2.04. This First Supplemental Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.

          Section 2.05. This First Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same amendment.

          Section 2.06. The recitals contained in this First Supplemental Indenture are made by the Company and not by the Trustee and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect thereof as fully and with like effect as if set forth herein in full.

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first above written.


                                          TEREX CORPORATION



                                        By:___________________________
                                         Name:  Joseph F. Apuzzo
ATTEST:                                  Title: Vice President-Corporate Finance

--------------------
Eric I Cohen, Secretary



                                       UNITED STATES TRUST COMPANY
                                         OF NEW YORK, as Trustee


                                       By_________________________
                                           Name:
ATTEST:                                 Title:

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


                (Signature Page to First Supplemental Indenture)




                                                    SUBSIDIARY GUARANTORS:


                                               KOEHRING CRANES, INC.


                                               By:___________________________
                                               Name: Eric I Cohen
                                               Title: Vice President


                                               PAYHAULER CORP.


                                               By:___________________________
                                               Name: Eric I Cohen
                                               Title: Vice President


                                               PPM CRANES, INC.


                                               By:___________________________
                                               Name: Eric I Cohen
                                               Title: Vice President


                                               TEREX CRANES, INC.


                                               By:___________________________
                                               Name: Eric I Cohen
                                               Title: Vice President


                                               TEREX MINING EQUIPMENT, INC.


                                               By:___________________________
                                               Name: Eric I Cohen
                                               Title: Vice President

                (Signature Page to First Supplemental Indenture)




                                              TEREX-RO CORPORATION


                                              By:___________________________
                                              Name: Eric I Cohen
                                              Title: Vice President


                                              TEREX-TELELECT, INC.


                                              By:___________________________
                                              Name: Eric I Cohen
                                              Title: Vice President


                                              THE AMERICAN CRANE CORPORATION


                                              By:___________________________
                                              Name: Eric I Cohen
                                              Title: Vice President


                                              O&K ORENSTEIN & KOPPEL, INC.


                                              By:___________________________
                                              Name: Eric I Cohen
                                              Title: Vice President


                                              AMIDA INDUSTRIES, INC.


                                              By:___________________________
                                              Name: Eric I Cohen
                                              Title: Vice President

                (Signature Page to First Supplemental Indenture)



                                            CEDARAPIDS, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            STANDARD HAVENS, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            STANDARD HAVENS PRODUCTS, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            BL-PEGSON (USA), INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            BENFORD AMERICA, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President

                (Signature Page to First Supplemental Indenture)



                                            COLEMAN ENGINEERING, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            EARTHKING, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Secretary


                                            FINLAY HYDRASCREEN USA, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            POWERSCREEN HOLDINGS USA, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            POWERSCREEN INTERNATIONAL LLC


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President

                (Signature Page to First Supplemental Indenture)



                                            POWERSCREEN NORTH AMERICA, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            POWERSCREEN USA, LLC


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            ROYER INDUSTRIES, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            TEREX BARTELL, INC.


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President


                                            CMI CORPORATION


                                            By:___________________________
                                            Name: Eric I Cohen
                                            Title: Vice President